UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2022

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.)	001-13545 (Prologis, Inc.)	94-3281941 (Prologis, Inc.)
Delaware (Prologis, L.P.)	001-14245 (Prologis, L.P.)	94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 6, 2022, Prologis, L.P. (the “Operating Partnership”) settled its previously announced offer to exchange all of Duke Realty Limited Partnership’s (“Duke Realty OP”) outstanding 3.250% Senior Notes due June 30, 2026; 3.375% Senior Notes due December 15, 2027; 7.250% Senior Notes due June 15, 2028; 4.000% Senior Notes due September 15, 2028; 2.875% Senior Notes due November 15, 2029; 1.750% Senior Notes due July 1, 2030; 1.750% Senior Notes due February 1, 2031; 2.250% Senior Notes due January 15, 2032; and 3.050% Senior Notes due March 1, 2050 for notes in corresponding series newly issued by the Operating Partnership (the “Exchange Offers”). The information under Item 8.01 is incorporated herein by reference.

Item 8.01 Other Events.

On October 6, 2022, in connection with the settlement of its previously announced Exchange Offers, the Operating Partnership issued $358,336,000 of its 3.250% Senior Notes due June 30, 2026 (the “2026 Notes”); $449,764,000 of its 3.375% Senior Notes due December 15, 2027 (the “2027 Notes”); $50,000,000 of its 7.250% Senior Notes due June 15, 2028 (the “June 2028 Notes”); $430,597,000 of its 4.000% Senior Notes due September 15, 2028 (the “September 2028 Notes”); $364,252,000 of its 2.875% Senior Notes due November 15, 2029 (the “2029 Notes”); $326,086,000 of its 1.750% Senior Notes due July 1, 2030 (the “2030 Notes”); $442,273,000 of its 1.750% Senior Notes due February 1, 2031 (the “2031 Notes”); $486,565,000 of its 2.250% Senior Notes due January 15, 2032 (the “2032 Notes”); and $322,411,000 of its 3.050% Senior Notes due March 1, 2050 (the “2050 Notes” and, together with the 2026 Notes, the 2027 Notes, the June 2028 Notes, the September 2028 Notes, the 2029 Notes, the 2030 Notes, the 2031 Notes and the 2032 Notes, the “New Notes”) pursuant to an indenture, dated as of June 8, 2011 (the “Base Indenture”), among Prologis, Inc. (“Parent”), the Operating Partnership and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee, as supplemented by the fifth supplemental indenture, dated as of August 15, 2013 (the Base Indenture, as supplemented by the fifth supplemental indenture, the “Indenture”).

The 2026 Notes will bear interest at a rate of 3.250% per annum and mature on June 30, 2026. The 2027 Notes will bear interest at a rate of 3.375% per annum and mature on December 15, 2027. The June 2028 Notes will bear interest at a rate of 7.250% per annum and mature on June 15, 2028. The September 2028 Notes will bear interest at a rate of 4.000% per annum and mature on September 15, 2028. The 2029 Notes will bear interest at a rate of 2.875% per annum and mature on November 15, 2029. The 2030 Notes will bear interest at a rate of 1.750% per annum and mature on July 1, 2030. The 2031 Notes will bear interest at a rate of 1.750% per annum and mature on February 1, 2031. The 2032 Notes will bear interest at a rate of 2.250% per annum and mature on January 15, 2032. The 2050 Notes will bear interest at a rate of 3.050% per annum and mature on March 1, 2050.

The 2026 Notes will be redeemable in whole at any time or in part from time to time, at the option of the Operating Partnership, at a redemption price equal the sum of (i) the principal amount of the 2026 Notes being redeemed and (ii) the Make-Whole Amount (as defined in the Prospectus, dated September 14, 2022 (the “Prospectus”)), if any, with respect to the 2026 Notes, plus accrued and unpaid interest thereon to, but excluding, the redemption date; provided, however, that if the redemption date is any time on or after March 30, 2026, the redemption price shall mean the principal amount of the 2026 Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

The 2027 Notes will be redeemable in whole at any time or in part from time to time, at the option of the Operating Partnership, at a redemption price equal to the sum of (i) the principal amount of the 2027 Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date, and (ii) the Make-Whole Amount (as defined in the Prospectus), if any, with respect to the 2027 Notes; provided, however, that if the redemption date is any time on or after September 15, 2027, the redemption price shall mean the principal amount of the 2027 Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date without any payment of a Make-Whole Amount.

The June 2028 Notes will not be redeemable prior to their maturity date.

The September 2028 Notes, the 2029 Notes, the 2030 Notes, the 2031 Notes, the 2032 Notes and the 2050 Notes will be redeemable in whole at any time or in part from time to time, at the option of the Operating Partnership, at a redemption price equal to the sum of (i) the principal amount of the notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date and (ii) the applicable Make-Whole Amount (as defined in the Prospectus), if any, with respect to such notes; provided, however, that if the redemption date is any time on or after (A) with respect to the September 2028 Notes, June 15, 2028, (B) with respect to the 2029 Notes, August 15, 2029, (C) with respect to the 2030 Notes, April 1, 2030, (D) with respect to the 2031 Notes, November 1, 2030, (E) with respect to the 2032 Notes, October 15, 2031, and (F) with respect to the 2050 Notes, September 1, 2049, in each case, the redemption price shall mean the principal amount of the notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date without any payment of a Make-Whole Amount.

The Indenture governing the New Notes restricts, among other things, the Operating Partnership’s and its subsidiaries ability to incur additional indebtedness and to merge or consolidate with any other person or sell, assign, transfer, lease, convey or otherwise dispose of substantially all of its assets.

The New Notes were issued pursuant to the Registration Statement (File No. 333-267174) that the Operating Partnership filed with the Securities and Exchange Commission relating to the Exchange Offers. The Operating Partnership is filing the form of the New Notes and certain other exhibits with this Current Report on Form 8-K as an exhibit to such Registration Statement. See Item 9.01 – Financial Statements and Exhibits.

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

4.1	Form of 3.250% Senior Notes due 2026

4.2	Officers’ Certificate related to the 3.250% Senior Notes due 2026

4.3	Form of 3.375% Senior Notes due 2027

4.4	Officers’ Certificate related to the 3.375% Senior Notes due 2027

4.5	Form of 7.250% Senior Notes due June 2028

4.6	Officers’ Certificate related to the 7.250% Senior Notes due June 2028

4.7	Form of 4.000% Senior Notes due September 2028

4.8	Officers’ Certificate related to the 4.000% Senior Notes due September 2028

4.9	Form of 2.875% Senior Notes due 2029

4.10	Officers’ Certificate related to the 2.875% Senior Notes due 2029

4.11	Form of 1.750% Senior Notes due 2030

4.12	Officers’ Certificate related to the 1.750% Senior Notes due 2030

4.13	Form of 1.750% Senior Notes due 2031

4.14	Officers’ Certificate related to the 1.750% Senior Notes due 2031

4.15	Form of 2.250% Senior Notes due 2032

4.16	Officers’ Certificate related to the 2.250% Senior Notes due 2032

4.17	Form of 3.050% Senior Notes due 2050

4.18	Officers’ Certificate related to the 3.050% Senior Notes due 2050

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: October 6, 2022	By:	/s/ Deborah K. Briones
		Name:	Deborah K. Briones
		Title:	Managing Director, Deputy General Counsel

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

Date: October 6, 2022	By:	/s/ Deborah K. Briones
		Name:	Deborah K. Briones
		Title:	Managing Director, Deputy General Counsel

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